Exhibit 99.1

February 13, 2014

FSP 50 South Tenth Street Corp.

FSP 50 South Tenth Street Corp. (the "Company") has declared a dividend in the amount of $1,290 per share of preferred stock, representing property operations for the quarter ended December 31, 2013. The dividend will be payable on February 14, 2014 and will be paid directly by the Company. Starting with this quarter and going forward, the Company intends to distribute dividends, when and if declared, within approximately 45 days after the end of the quarter. NOTE: if your investment is in a retirement account, the dividend will be sent to your custodian or plan administrator.

The Company owns and operates a twelve-story Class “A” building containing approximately 486,000 square feet of office and retail space located in the central business district (“CBD”) of Minneapolis, Minnesota (the “Property”). As communicated to you previously, in February 2012 the Company entered into a new lease with Target Corporation whereby Target extended and expanded its existing lease of space at the Property, effectively leasing 100% of the Property’s office space (449,233 square feet) for approximately 18 years through March 31, 2030 with no early termination rights. The remaining retail portion of the Property (approximately 37,000 square feet) is leased to a mix of national and regional retail tenants ranging in size from 650 to 9,000 square feet. The Property’s combined occupancy for the fourth quarter of 2013 was 99.6% representing no change over the third quarter.

Although 100% of the office tower space is leased to Target Corporation, the retail portion of the property is leased to multiple retail tenants with more moderate-term lengths; and, as such, minor fluctuations in the Property’s overall occupancy are normal and to be expected. Management continues monitoring prospective tenant interest and is optimistic about the potential successful leasing of the Property's small vacancies in the coming quarters. Operationally, management continues to maintain the Property in first-class condition while continuously pursuing opportunities to improve the Property's efficiency and presence in the Minneapolis CBD.

According to CBRE, Class “A” office occupancy for the broader Minneapolis CBD for the fourth quarter of 2013 held at 85%. Average asking rents in the CBD, however, showed a marked increase of close to 10%, rising from $14.00 to $15.25 at year end. With asking rates on the rise and employment and other market fundamentals continuing to slowly improve both locally and nationally, we believe the CBD Class “A” market could benefit in the coming quarters.

On January 13, 2014, the Company’s Board of Directors made the decision to try to sell the Property. After soliciting interest and input from commercial real estate brokers familiar with the Property and the local market, the Company has retained CBRE, Inc. to facilitate a potential sale of the Property. We believe that the lease extension and expansion with Target, together with an improving and active Minneapolis office building investment climate, are combining to create a potentially advantageous sales opportunity for the holders of the Company’s preferred stock.

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Of course, any sale of the Property would be subject to a number of conditions, including approval by the Company’s Board of Directors, review of a Proxy Statement by the U.S. Securities and Exchange Commission and approval by a majority of the holders of the Company’s preferred stock. Management has retained counsel to begin preparation of the Proxy Statement to be mailed to the holders of the Company’s preferred stock. We expect to commence that mailing on or about the time that the Company’s Board of Directors is prepared to recommend that the holders of the Company’s preferred stock approve a sale of the Property. At this time, we are not able to predict when or if that will occur. We will keep the shareholders informed.

Please feel free to contact our Investor Services group (800-950-6288) and speak directly with Georgia Touma, Assistant Vice President and Director of Investor Services, or with one of the Investor Services Specialists, Lara Ryan or Michelle Sullivan, with any questions you may have.

George J. Carter

President – FSP 50 South Tenth Street Corp.

The Company’s annual filing on Form 10-K will be submitted to the SEC within approximately 90 days after year end and you will be able to access the document via the SEC’s website. However, a copy of the Annual Report will be made available directly to you. To view Company filings with the SEC, access the following link:

http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001379075

If the link does not work properly, go to www.sec.gov, Filings & Forms, Search for Company Filings; Company or fund name, ticker symbol, CIK (Central Index Key), file number, state, country, or SIC (Standard Industrial Classification); Company Name: type FSP 50 South (no need to type complete name, but be sure to include FSP); click on Find Companies at bottom of page and you should be brought to the correct location to view filings.

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FSP 50 South Tenth Street Corp. - Dividend Summary

QUARTER	DIVIDEND	DIVIDENDS	ANNUALIZED	DIVIDENDS
ENDING	PER SHARE	PAID	YIELD*	PER SHARE
				TOTAL PAID TO DATE
(11/08-12/31)
12/31/2006	$900	$630,000	6.0%
2006				$900
3/31/2007	$1,751	$1,225,700	7.0%
6/30/2007	$1,752	$1,226,400	7.0%
9/30/2007	$1,757	$1,229,900	7.0%
12/31/2007	$1,764	$1,234,800	7.1%
2007				$7,924
3/31/2008	$1,857	$1,299,900	7.4%
6/30/2008	$1,750	$1,225,000	7.0%
9/30/2008	$1,750	$1,225,000	7.0%
12/31/2008	$1,750	$1,225,000	7.0%
2008				$15,031
3/31/2009	$1,750	$1,225,000	7.0%
6/30/2009	$1,750	$1,225,000	7.0%
9/30/2009	$1,750	$1,225,000	7.0%
12/31/2009	$1,750	$1,225,000	7.0%
2009				$22,031
3/31/2010	$1,750	$1,225,000	7.0%
6/30/2010	$1,750	$1,225,000	7.0%
9/30/2010	$1,750	$1,225,000	7.0%
12/31/2010	$1,750	$1,225,000	7.0%
2010				$29,031
3/31/2011	$1,750	$1,225,000	7.0%
6/30/2011	$1,750	$1,225,000	7.0%
9/30/2011	$0	$0	0.0%
12/31/2011	$0	$0	0.0%
2011				$32,531
3/31/2012	$715	$500,500	2.9%
6/30/2012	$715	$500,500	2.9%
9/30/2012	$1,095	$766,500	4.4%
12/31/2012	$1,290	$903,000	5.2%
2012				$36,346
3/31/2013	$1,290	$903,000	5.2%
6/30/2013	$1,290	$903,000	5.2%
9/30/2013	$1,290	$903,000	5.2%
12/31/2013	$1,290	$903,000	5.2%
2013				$41,506

*Yield based on original offering amount of $70,000,000 and $100,000/share

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Forward-Looking Statements

Statements made in this letter that state the Company’s or management's intentions, beliefs, expectations, or predictions for the future may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This letter may also contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on forward- looking statements. Readers are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation, disruptions in the debt markets, economic conditions, risks of a lessening demand for the real estate owned by us, changes in government regulations and regulatory uncertainty, uncertainty about government fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We will not update any of the forward-looking statements after the date of this letter to conform them to actual results or to changes in our expectations that occur after such date, other than as required by law.

Important Additional Information Will Be Filed With the SEC

The Company plans to file with the SEC and mail to its preferred stockholders (the “Company Investors”) a Proxy Statement in connection with the proposed transaction. The Proxy Statement will contain important information about the Company, the proposed transaction and related matters. Company Investors are urged to read the Proxy Statement carefully when it is available.

Company Investors will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, Company Investors will be able to obtain free copies of the Proxy Statement from the Company by contacting Georgia Touma, Assistant Vice President and Director of Investor Services (800-950-6288).

The Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC. As of December 31, 2013, none of the Company’s directors or executive officers beneficially owned any shares of the Company’s preferred stock. Franklin Street Properties Corp. (“Franklin Street”) (NYSE MKT: FSP) holds the sole share of the Company’s common stock. Between November 2006 and January 2007, FSP Investments LLC (member, FINRA and SIPC), a wholly-owned subsidiary of Franklin Street, completed the sale on a best efforts basis of 700 shares of the Company’s preferred stock. FSP Investments LLC sold the Preferred Stock in a private placement offering to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933. A more complete description of this information will be available in the Proxy Statement.

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Safe Harbor for Forward-Looking Statements

Statements in this letter regarding the proposed transaction relating to the Property, the expected timetable for completing the transaction, future financial benefits of the proposed transaction, and any other statements about the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction, disruptions in the debt markets, economic conditions, risks of a lessening demand for the real estate owned by the Company, changes in government regulations, geopolitical events, the financial performance of Target and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this letter.

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